UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

A. Schulman Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting to Be Held on December 09, 2016

Meeting Information
Meeting Type: Annual Meeting
A. SCHULMAN, INC.	For holders as of: October 14, 2016
Date: December 09, 2016 Time: 10:00 AM EST
Location: Hilton Inn West
3180 West Market St
Akron OH 44333

You are receiving this communication because you hold shares in the above named company.

SHAREOWNER SERVICES PO BOX 64945 ST. PAUL, MN 55164-0945	This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

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Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

  1. Notice & Proxy Statement     2. Annual Report

How to View Online:

Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

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                                 1) BY INTERNET:         www.proxyvote.com

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Please Choose One of the Following Voting Methods

Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

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Voting items
The Board of Directors recommends you vote FOR the following:
1. Election of Directors
Nominees
1a. Eugene R. Allspach	NOTE: The transaction of any other business as may properly come before the stockholders at the Annual Meeting and any adjournments thereof.
1b. Gregory T. Barmore
1c. David G. Birney
1d. Joseph M. Gingo
1e. Lee D. Meyer
1f. James A. Mitarotonda
1g. Ernest J. Novak, Jr.
1h. Kathleen M. Oswald

The Board of Directors recommends you vote FOR proposals 2. and 3.

2. The ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the fiscal year ending August 31, 2017

3. The approval, on an advisory basis, of the compensation of the Company's named executive officers

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